                                                                      Exhibit 99

FOR IMMEDIATE RELEASE:

                 CNB FINANCIAL SERVICES, INC. ANNOUNCES RESULTS
                                FOR THE QUARTER

     Thomas F. Rokisky, President/CEO of CNB Financial Services, Inc. (CNB), the parent company of Citizens National Bank of Berkeley Springs announced for the three months ended March 31, 2006, CNB had consolidated net income of $532,000, or $1.16 per share as compared to $528,000, or $1.15 per share for the three months ended March 31, 2005.

     CNB, with total assets at March 31, 2006 of $260.6 million, has two full service offices and ATMs in Berkeley Springs, West Virginia. The Bank has three full service branch offices and ATMs in Berkeley County, West Virginia. Our Berkeley County office locations are in Hedgesville, south Martinsburg, and our newest branch in Falling Waters, West Virginia. The Bank also has a full service branch office and ATM located in Hancock, Maryland.

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     This press release may include "forward-looking statements" as defined by the Securities and Exchange Commission. Such statements are those concerning the 2006 outlook for earnings, revenues and expenses. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that the company expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions made by the company based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the company.

                              - financials follow -

                   CNB FINANCIAL SERVICES, INC. AND SUBSIDIARY
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                                                     MARCH 31,    DECEMBER 31,
                                                       2006           2005
                                                   ------------   ------------
                                                    (Unaudited)
                      ASSETS
Cash and due from banks                            $  9,899,143   $ 10,085,252
Federal funds sold                                       17,000         38,000
Securities available for sale
   (at approximate market value)                     51,300,751     55,194,216
Federal Home Loan Bank stock, at cost                 1,586,200      1,669,900
Federal Reserve Bank stock, at cost                     138,650        138,650
Loans and lease receivable, net                     186,244,442    180,207,390
Accrued interest receivable                           1,201,683      1,230,777
Premises and equipment, net                           6,511,588      6,601,463
Deferred income taxes                                 1,381,384      1,159,595
Cash surrender value of life insurance                1,285,611      1,279,690
Intangible assets                                       591,226        620,593
Other assets                                            467,910        727,896
                                                   ------------   ------------
      TOTAL ASSETS                                 $260,625,588   $258,953,422
                                                   ============   ============
       LIABILITIES AND SHAREHOLDERS' EQUITY
LIABILITIES
   Deposits:
      Demand                                       $ 44,406,766   $ 42,669,886
      Interest-bearing demand                        56,322,562     54,900,737
      Savings                                        31,823,251     32,342,957
      Time, $100,000 and over                        32,427,173     30,659,767
      Other time                                     63,181,261     58,715,079
                                                   ------------   ------------
                                                   $228,161,013   $219,288,426
   Accrued interest payable                             688,738        611,512
   FHLB borrowings                                   10,000,000     17,800,000
   Accrued expenses and other liabilities             2,464,989      2,245,443
                                                   ------------   ------------
      TOTAL LIABILITIES                            $241,314,740   $239,945,381
                                                   ------------   ------------
SHAREHOLDERS' EQUITY
   Common stock, $1 par value; 5,000,000  shares
      authorized; 458,048 shares outstanding       $    458,048   $    458,048
   Capital surplus                                    4,163,592      4,163,592
   Retained earnings                                 16,190,134     15,658,134
   Accumulated other comprehensive income            (1,500,926)    (1,271,733)
                                                   ------------   ------------
      TOTAL SHAREHOLDERS' EQUITY                   $ 19,310,848   $ 19,008,041
                                                   ------------   ------------
      TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY   $260,625,588   $258,953,422
                                                   ============   ============

The Notes to Consolidated Financial Statements are an integral part of these statements.

                   CNB FINANCIAL SERVICES, INC. AND SUBSIDIARY
                  CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

                                              THREE MONTHS ENDED
                                                  MARCH 31,
                                           -----------------------
                                              2006         2005
                                           ----------   ----------
INTEREST INCOME
   Interest and fees on loans              $3,085,093   $2,509,694
   Interest and dividends on securities
      U.S. Government agencies and
         corporations                         378,921      357,226
      Mortgage backed securities              101,293       91,304
      State and political subdivisions        103,488      107,681
      Other                                    12,709        6,957
   Interest on federal funds sold               3,331          230
                                           ----------   ----------
                                           $3,684,835   $3,073,092
                                           ----------   ----------
INTEREST EXPENSE
   Interest on interest bearing demand,
      savings and time deposits            $1,093,276   $  771,006
   Interest on FHLB borrowings                188,974       37,096
                                           ----------   ----------
                                           $1,282,250   $  808,102
                                           ----------   ----------
            NET INTEREST INCOME            $2,402,585   $2,264,990
PROVISION FOR LOAN LOSSES                     112,000      106,000
                                           ----------   ----------
            NET INTEREST INCOME AFTER
               PROVISION FOR LOAN LOSSES   $2,290,585   $2,158,990
                                           ----------   ----------
NONINTEREST INCOME
   Service charges on deposit accounts     $  288,233   $  257,481
   Other service charges, commissions
      and fees                                152,263      129,994
   Insurance commissions                       34,801       38,139
   Other operating income                      20,317       17,215
   Net gain on sale of securities                  --           --
   Income from title company                    3,873        6,510
                                           ----------   ----------
                                           $  499,487   $  449,339
                                           ----------   ----------
NONINTEREST EXPENSES
   Salaries                                $  773,974   $  704,829
   Employee benefits                          305,096      268,530
   Occupancy of premises                      120,500       90,333
   Furniture and equipment expense            212,217      202,741
   Other operating expenses                   567,318      504,306
   Net loss on sale of securities              41,178        2,065
                                           ----------   ----------
                                           $2,020,283   $1,772,804
                                           ----------   ----------
            INCOME BEFORE INCOME TAXES     $  769,789   $  835,525
PROVISION FOR INCOME TAXES                    237,789      307,306
                                           ----------   ----------
            NET INCOME                     $  532,000   $  528,219
                                           ==========   ==========
BASIC EARNINGS PER SHARE                   $     1.16   $     1.15
                                           ==========   ==========

The Notes to Consolidated Financial Statements are an integral part of these statements.